UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2023

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
CMS Energy Corporation, Depositary Shares, each representing a 1/1,000th interest in a share of 4.200% Cumulative Redeemable Perpetual Preferred Stock, Series C	CMS PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company: CMS Energy Corporation ☐ Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. CMS Energy Corporation ☐ Consumers Energy Company ☐

Item 8.01. Other Events.

On May 3, 2023, CMS Energy Corporation (“CMS Energy”) issued a press release announcing the commencement of offers to purchase for cash up to $150,000,000 aggregate principal amount of outstanding debt securities issued by CMS Energy and Consumers Energy Company (“Consumers”), consisting of (1) Consumers’ 2.50% First Mortgage Bonds due 2060, of which $525,000,000 aggregate principal amount is outstanding, (2) Consumers’ 2.65% First Mortgage Bonds due 2052, of which $300,000,000 aggregate principal amount is outstanding, (3) Consumers’ 3.10% First Mortgage Bonds due 2050, of which $550,000,000 aggregate principal amount is outstanding, (4) Consumers’ 3.25% First Mortgage Bonds due 2046, of which $450,000,000 aggregate principal amount is outstanding, (5) CMS Energy’s 4.70% Senior Notes due 2043, of which $250,000,000 aggregate principal amount is outstanding, (6) Consumers’ 3.50% First Mortgage Bonds due 2051, of which $575,000,000 aggregate principal amount is outstanding, and (7) Consumers’ 3.75% First Mortgage Bonds due 2050, of which $300,000,000 aggregate principal amount is outstanding (the “Securities”). A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information included in Item 8.01 of this report and the press release attached hereto as Exhibit 99.1 is for informational purposes only and do not constitute an offer to purchase any of the Securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
99.1	CMS Energy News Release dated May 3, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 4, 2023	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer